Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We consent to the use of our report dated December 16, 2015, with respect to Prudential International Equity Fund, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers” and “Financial Statements” in the statement of additional information.

New York, New York

December 23, 2015

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We consent to the use of our report dated December 16, 2015, with respect to Prudential Jennison International Opportunities Fund, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers” and “Financial Statements” in the statement of additional information.

New York, New York

December 23, 2015

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We consent to the use of our report dated December 16, 2015, with respect to Prudential Jennison Emerging Markets Equity Fund, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers” and “Financial Statements” in the statement of additional information.

New York, New York

December 23, 2015